SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report:     May 24, 1999
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(Date of earliest event reported)


                         WPS Resources Corporation
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           (Exact name of registrant as specified in its charter)



                                 Wisconsin
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               (State or other jurisdiction of incorporation)


              1-11337                              39-1775292
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     (Commission File Number)           (IRS Employer Identification No.)


     700 North Adams Street, P.O. Box 19001, Green Bay, WI  54307-9001
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          (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (920)433-1466
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                              Not Applicable
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     (Former name or former address, if changed since last report)


                             Page 1 of 4 Pages

                       Index to Exhibits is on Page 4

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ITEM 5.   Other Events.
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          On May 24, 1999, WPS Power Development, Inc. issued a Press Release announcing that it reached agreement with PP&L Resources, Inc. to purchase PP&L Resources, Inc.'s 389 megawatt Sunbury Station in Shamokin Dam, Pennsylvania through its newly formed subsidiary, Sunbury Holdings, LLC. In addition to the coal-fired Sunbury Station, WPS Power Development, Inc. also agreed to purchase two oil-fired combustion turbines, coal inventory, and the Lady Jane Coal Transshipment Facility. The oil-fired combustion turbines produce a total of 42 megawatts of electricity. The transaction will cost about $106 million. The purchase is contingent upon receipt of regulatory approvals. WPS Power Development, Inc. is a wholly-owned subsidiary of WPS Resources Corporation.

          On May 28, 1999, WPS Resources Capital Corporation, a wholly-owned subsidiary of WPS Resources Corporation, established a $150 million medium term note program. The program contemplates private placements exempt from registration under the Securities Act of 1933 to "Qualified Institutional Buyers" as defined in Rule 144A thereunder. The proceeds are expected to be used to fund loans to WPS Resources Corporation and to fund operations of WPS Resources Corporation's nonregulated subsidiaries, including investments and acquisitions.

ITEM 7.   Financial Statements and Exhibits.
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          (c)  Exhibits.
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               99-1  WPS Power Development, Inc. Press Release dated May 24,
                     1999 announcing an agreement to acquire the Sunbury Station from PP&L Resources, Inc.

                               SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WPS RESOURCES CORPORATION



                                   By:   /s/ D. P. Bittner
                                       ---------------------------------
                                             D. P. Bittner
                                             Vice President and
                                             Chief Financial Officer




Date: June 1, 1999

                         WPS RESOURCES CORPORATION
                                  FORM 8-K


                               EXHIBIT INDEX
                               -------------


Exhibit
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99-1         WPS Power Development, Inc. Press Release dated
             May 24, 1999 announcing an agreement to acquire the Sunbury Station from PP&L Resources, Inc.

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